FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2002



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                   95-3863205
(Commission File Number)                       (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                      55112
(Address of principal executive offices)                              (Zip Code)


                                 (651) 636-7466
              (Registrant's telephone number, including area code)



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                              Item 5. Other Events

    On October 11, 2002, the Company announced that it will record a tax benefit as part of third quarter earnings ended September 30, 2002, as described in the press release attached as Exhibit 99.1.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDTOX Scientific, Inc.




Date:  October 11, 2002                      By:    /s/ Richard J. Braun
                                             Name:  Richard J. Braun
                                             Title: Chief Executive Officer